SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 11 - SUBSEQUENT EVENTS:

On January 30, 2014, the trustees of the Company's Series A notes and  Series B notes published a proposal for a plan of arrangement under Section 350 of the Companies Law, which was formulated by a joint committee of the representatives of the note holders.  On February 4, 2014, the note holders approved the proposed arrangement, as well as a proposal submitted by Neocorp, a member of the VAR Group, to provide management and operational services to us, including the services of Mr. Yoav Kfir as the active Chairman of our Board.  The note holders also authorized the trustees of the note holders to take actions and proceedings (including legal proceedings) to implement the foregoing decisions.

On February 18, 2014, the trustees filed a petition with the Court for a stay of proceedings and the appointment of Mr. Yoav Kfir as a trustee over the Company. The Court declined to grant such petition. Instead, the Court directed the parties to finalize their negotiations of the terms of an arrangement with the assistance of a mediator.  The Court also issued an order prohibiting the filing of any claims against us until further notice.

On March 5, 2014, we reached an agreement in principle with the representative of the note holders on the issues that were in contention in the proposed arrangement. If the proposed arrangement is consummated on the foregoing terms, the Company's   currently outstanding ordinary shares including the shares of the Company's CEO Mr. Izhak Tamir and the Company's Chairman of the Board Mr. Eric Paneth will be cancelled and will have no value. There can be no assurance that an arrangement will ultimately be approved and implemented on the foregoing terms or otherwise. Under applicable law, an arrangement requires various approvals, including the company note holders, the Tel Aviv District Court and the Tel Aviv Stock Exchange. If an arrangement is not consummated, the company will probably enter liquidation proceedings.  In that case, as well, the Company's ordinary shares will have no value.On the same date, the Court appointed Mr. Shay Nissan as the expert to opine on the terms of the proposed arrangement in accordance with the Companies Law.

On March 6, 2014, our director Mr. Jed Arkin appointed Mr. Kfir as an alternate director in accordance with the Companies Law and our articles of association.

On April 6, 2014, Mr. Nissan submitted to the Court his opinion regarding the terms of the proposed arrangement.

On April 10, 2014, we filed a request with the Tel Aviv District Court to allow us to convene a meeting of our significant creditors to approve the proposed arrangement and on April 10, 2014 the Tel Aviv District Court approved our request to allow us to convene meetings of our shareholders and significant creditors to approve the proposed arrangement.

On September 2, 2013, the holders of Series A notes postponed the payment of interest - see also note 4. Additionally, at the same meeting, the trustee of the holders of Series A notes was authorized to decide from time to time to postpone the dates for payment of interest and principal, up to three more times, for periods of 30 days each, up to a total postponement period of 90 days. On March 13, 2014, the Company announced that pursuant to the decision of the trustee of the Series A note holders, the trustee exercised his authority and postponed the interest payment due to the holders on March 30, 2014 and April 30, 2014.